UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 9, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 9, 2009, WellCare Health Plans, Inc. (the “Company”) received from the State of Florida’s Agency for Health Care Administration (“AHCA”) an executed copy of Amendment No. 11 (the “StayWell Amendment”) to Contract FA615, a Medicaid HMO Contract between AHCA and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida) (“StayWell”), a wholly-owned subsidiary of the Company.  The Company also received on July 9, 2009, an executed copy of Amendment No. 9 (the “HealthEase Amendment” and together with the StayWell Amendment, the “Amendments”) to Contract FA619, a Medicaid HMO Contract between AHCA and HealthEase of Florida, Inc. (“HealthEase”), another wholly-owned subsidiary of the Company.

Under the Amendments, each of StayWell and HealthEase is required to, among other things:

•	Include in its fraud and abuse procedures details about certain matters such as the False Claims Act and whistleblower protections;

•
Distribute written fraud and abuse policies to all employees and include information regarding Section 6032 of the federal Deficit Reduction Act of 2005, the Company’s policies and whistleblower protections in its employee handbook;

•
Ensure that individuals and entities that are subcontracted to conduct utilization management activities are not compensated in a way to incentivize them to deny, limit or discontinue medically necessary services to members; and

•	Ensure that its subcontracts contain details about certain matters such as the False Claims Act and whistleblower protections.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the Amendments.  The above description is qualified in its entirety by reference to the StayWell Amendment and the HealthEase Amendment, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Amendment No. 11 to Contract FA615 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida)
10.2	Amendment No. 9 to Contract FA619 between the Agency for Health Care Administration and HealthEase of Florida, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2009	WELLCARE HEALTH PLANS, INC.
/s/ Heath Schiesser
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 11 to Contract FA615 between the Agency for Health Care Administration and WellCare of Florida, Inc. (d/b/a StayWell Health Plan of Florida)
10.2	Amendment No. 9 to Contract FA619 between the Agency for Health Care Administration and HealthEase of Florida, Inc.